Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) $ in Thousands	Dec. 31, 2023 USD ($)
Deferred tax assets
Net operating loss carryforward	$ 634
Interest Expense	558
Start Up Cost	679
Outside basis difference on investment in LGM Enterprises, LLC	12,963
Other, net	0
Total deferred tax assets	14,834
Valuation allowance	14,834
Net deferred tax assets	$ 0